                                                                   Exhibit 10(a)


STEPHEN E. ROTH
DIRECT LINE: (202) 383-0158
Internet: sroth@sablaw.com


                                January 15, 2002

VIA EDGAR TRANSMISSION
----------------------

Board of Directors
GE Life and Annuity
 Assurance Company
6610 West Broad Street
Richmond, VA 23230

          Re:   GE Life & Annuity Separate Account 4
                ------------------------------------

Ladies and Gentlemen:

          We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed by GE Life & Annuity Separate Account 4 for certain scheduled purchase payment variable deferred annuity contracts (File No. 333-67904). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                              Very truly yours,

                              SUTHERLAND ASBILL & BRENNAN LLP



                              By:  /s/ Stephen E. Roth
                                 -----------------------------------------
                                 Stephen E. Roth